Exhibit 10.10
AMENDMENT No. 3 TO CREDIT AGREEMENT
This AMENDMENT No. 3 (this "Third Amendment"), dated January 11, 2016, to the Credit Agreement referred to below by and among Tallgrass Energy Partners, LP, a Delaware limited partnership (the "Borrower"), the other Loan Parties party hereto (collectively, the "Grantors"), the Lenders party hereto, and Barclays Bank PLC, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").
RECITALS
WHEREAS, the Borrower, the several Lenders parties thereto, the Issuing Banks party thereto, the Swing Line Lenders party thereto and the Administrative Agent and Collateral Agent have entered into that certain Credit Agreement, dated as of May 17, 2013, as amended by Amendment No. 1 to Credit Agreement, dated as of June 25, 2014, among the Borrower, the several Lenders party thereto, the Issuing Banks party thereto, the Swing Line Lenders party thereto and the Administrative Agent and Collateral Agent, and Amendment No. 2 to Credit Agreement, dated as of November 24, 2015, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Issuing Banks party thereto, the Swing Line Lenders party thereto and the Administrative Agent and Collateral Agent (together with the exhibits and schedules attached thereto, as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement);
WHEREAS, the Borrower desires to be able to repurchase certain common Equity Interests in the Borrower issued to one of Development's Wholly-Owned Subsidiaries as part of the consideration for the purchase of an additional Equity Interest in Pony Express, as described in more detail in this Third Amendment; and
WHEREAS, the Required Lenders party hereto, the Administrative Agent and the Collateral Agent are willing, on the terms and subject to the conditions set forth below, to consent to the amendment of the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1    Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Third Amendment:
"Administrative Agent" is defined in the preamble hereto.
"Borrower" is defined in the preamble hereto.
"Collateral Agent" is defined in the preamble hereto.
"Credit Agreement" is defined in the first recital hereto.
"Third Amendment" is defined in the preamble hereto.
"Third Amendment Effective Date" shall mean the date on which the conditions set forth in Article III of this Third Amendment are satisfied or waived.
ARTICLE II
AMENDMENTS TO LOAN DOCUMENTS
Effective as of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:
SECTION 2.1    New Defined Terms. Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

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"Exercise Price" shall mean the price per PXP Unit at which the Borrower may exercise the PXP Option, as agreed upon by the Borrower and Tallgrass Operations, and approved by the Conflicts Committee, in connection with the Third Pony Express Acquisition.
"PXP Option" shall mean the option granted to the Borrower by Tallgrass Operations in connection with the Third Pony Express Acquisition to repurchase the PXP Units at the Exercise Price, which option may be exercised, from time to time, in whole or in part, during the PXP Option Term.
"PXP Option Term" shall mean the eighteen (18) month period commencing on the closing date of the Third Pony Express Acquisition.
"PXP Units" shall mean the 6,518,000 common units of the Borrower issued to Tallgrass Operations as part of the consideration for the Third Pony Express Acquisition.
"Tallgrass Operations" shall mean Tallgrass Operations, LLC, a Delaware limited liability company and a Wholly-Owned Subsidiary of Development.
"Third Amendment" shall mean that certain Amendment No. 3 dated as of January 11, 2016 by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and Barclays Bank, PLC, as Administrative Agent and Collateral Agent.
"Third Amendment Effective Date" shall have the meaning assigned to the term "Third Amendment Effective Date" in Section 1.1 of the Third Amendment.
"Third Pony Express Acquisition" shall mean the acquisition by the Borrower of an additional 31 and 1/3% Equity Interest in Pony Express pursuant to a Permitted Drop-Down Acquisition effective as of January 1, 2016. The consideration for the Third Pony Express Acquisition consisted of a combination of cash and the PXP Units.
SECTION 2.2    Amendment to Section 6.06. Section 6.06(a) of the Credit Agreement is amended by (a) deleting “and” appearing at the end of clause (v) thereof, (b) deleting “.” appearing at the end of clause (vi) thereof and replacing it with “; and” and (c) inserting the following clause (vii) at the end of such Section:
(vii)    from time to time during the PXP Option Term and so long as no Default or Event of Default has occurred and is continuing, the Borrower may, pursuant to the terms of the PXP Option, repurchase any or all of the PXP Units; provided that the aggregate purchase price for the PXP Units repurchased pursuant to this Section 6.06(a)(vii) does not exceed the lesser of (A) $277,015,000, or (B)(1) the cash proceeds received by the Borrower (net of offering expenses) from the sale of common Equity Interests of the Borrower during the PXP Option Term (other than sales made in connection with Specified Equity Contributions) less (2) the amount of proceeds received from the sale of common Equity Interests of the Borrower during the PXP Option Term that are used to purchase, redeem or otherwise acquire the Borrower's Equity Interests pursuant to Section 6.06(a)(v).
ARTICLE III
CONDITIONS TO EFFECTIVENESS
The effectiveness of this Third Amendment (including the amendments contained in Article II) are subject to the satisfaction (or waiver) of the following conditions:
SECTION 3.1    This Third Amendment shall have been duly executed by the Borrower, the Administrative Agent, the Collateral Agent, the Required Lenders and the other Loan Parties, and delivered to the Administrative Agent;
SECTION 3.2    The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment by the Borrower of all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Administrative Agent) incurred by the Administrative Agent in connection with this Third Amendment;
SECTION 3.3    No Default or Event of Default has occurred and is continuing under the Credit Agreement both before and immediately after giving effect to the transactions contemplated hereby; and

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SECTION 3.4    The representations and warranties of the Borrower set forth in Article IV of this Third Amendment are true and correct.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
To induce the other parties hereto to enter into this Third Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Third Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Third Amendment Effective Date:
(a)    This Third Amendment has been duly authorized, executed and delivered by each of the Loan Parties party hereto and constitutes, and the Credit Agreement (after giving effect to this Third Amendment, will (as to the Borrower) constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto or thereto in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    The representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the Third Amendment Effective Date (after giving effect to this Third Amendment), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and
(c)    After giving effect to this Third Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Third Amendment Effective Date.
ARTICLE V
EFFECTS ON LOAN DOCUMENTS
Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents. The Borrower and the other Loan Parties acknowledge and agree that, on and after the Third Amendment Effective Date, this Third Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Third Amendment, and this Third Amendment and the Credit Agreement shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
ARTICLE VI
MISCELLANEOUS
SECTION 6.1    Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Third Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 9.05 of the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Credit Agreement shall apply to this Third Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.
SECTION 6.2    Amendments; Execution in Counterparts; Severability.
(a)    This Third Amendment may not be amended nor may any provision hereof be waived except in accordance with the terms of Section 9.08 of the Credit Agreement; and

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(b)    In the event any one or more of the provisions contained in this Third Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 6.3    Reaffirmation. Each of the Loan Parties party to the Guarantee and Collateral Agreement and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and (B) the guaranties made by it pursuant to the Guarantee and Collateral Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the Mortgages are, and shall remain, in full force and effect after giving effect to the Third Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans under the Credit Agreement.
SECTION 6.4    Governing Law; Waiver of Jury Trial; Jurisdiction. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS THIRD AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. The provisions of Section 9.15 of the Credit Agreement are incorporated herein by reference.
SECTION 6.5    Headings. Section headings in this Third Amendment are included herein for convenience of reference only, are not part of this Third Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Third Amendment.
SECTION 6.6    Counterparts. This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TALLGRASS ENERGY PARTNERS, LP, as Borrower
By:    TALLGRASS MLP GP, LLC, its general partner
By:     /s/ Gary Brauchle
Name: Gary Brauchle
Title: Executive Vice President and
Chief Financial Officer
TALLGRASS MLP OPERATIONS, LLC, as Grantor
By:     /s/ Gary Brauchle
Name: Gary Brauchle
Title: Executive Vice President and
Chief Financial Officer
TALLGRASS INTERSTATE GAS TRANSMISSION, LLC, as Grantor
By:     /s/ Gary Brauchle
Name: Gary Brauchle
Title: Executive Vice President and
Chief Financial Officer
TALLGRASS MIDSTREAM, LLC, as Grantor
By:     /s/ Gary Brauchle
Name: Gary Brauchle
Title: Executive Vice President and
Chief Financial Officer
TRAILBLAZER PIPELINE COMPANY LLC, as Grantor
By:     /s/ Gary Brauchle
Name: Gary Brauchle
Title: Executive Vice President and
Chief Financial Officer

TALLGRASS ENERGY INVESTMENTS, LLC, as Grantor
By:     /s/ Gary Brauchle
Name: Gary Brauchle
Title: Executive Vice President and
Chief Financial Officer
TALLGRASS PXP HOLDINGS, LLC, as Grantor
By:     /s/ Gary Brauchle
Name: Gary Brauchle
Title: Executive Vice President and
Chief Financial Officer
TALLGRASS ENERGY FINANCE CORP., as Grantor
By:     /s/ Gary Brauchle
Name: Gary Brauchle
Title: Executive Vice President and
Chief Financial Officer

BARCLAYS BANK PLC
as Administrative Agent, Collateral Agent and a Lender

By: /s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

WELLS FARGO BANK, N.A.
as a Lender

By: /s/ Alan W. Wray
Name: Alan W. Wray
Title: Managing Director

BANK OF AMERICA, N.A.
as a Lender

By: /s/ Bryan Heller
Name: Bryan Heller
Title: Director

GOLDMAN SACHS BANK USA
as a Lender

By: /s/ Jerry Li
Name:     Jerry Li
Title:     Authorized Signatory

ROYAL BANK OF CANADA
as a Lender

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as a Lender

By: /s/ Nupur Kumar
Name:     Nupur Kumar
Title:     Authorized Signatory

By: /s/ Gregory Fantoni
Name:     Gregory Fantoni
Title:     Authorized Signatory

MORGAN STANLEY BANK, N.A.
as a Lender

By: /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

COMPASS BANK
as a Lender

By: /s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Managing Director

TORONTO DOMINION (TEXAS) LLC
as a Lender

By: /s/ Savo Bozic
Name: Savo Bozic
Title: Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By: /s/ Matthew L. Molero
Name: Matthew L. Molero
Title: Sr. Vice President

REGIONS BANK
as a Lender

By: /s/ David Valentine
Name:    David Valentine
Title:     Director

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By: /s/ Jonathan Luchansky
Name:    Jonathan Luchansky
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By: /s/ Todd S. Anderson
Name: Todd S. Anderson
Title:     Vice President

BANK OF TOKYO MITSUBISHI UFJ
as a Lender

By: /s/ Mark Oberreuter
Name: Mark Oberreuter
Title:     Vice President

BNP PARIBAS
as a Lender

By: /s/ Matt Worstell
Name: Matt Worstell
Title:     Director

By: /s/ Robert J. Smith
Name: Robert J. Smith
Title:     Director

THE BANK OF NOVA SCOTIA
as a Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title:     Director

ING CAPITAL LLC
as a Lender

By: /s/ Subha Pasumarti
Name: Subha Pasumarti
Title:     Managing Director

By: /s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title:     Managing Director

CITIZENS BANK, N.A.
as a Lender

By: /s/ Scott Donaldson
Name: Scott Donaldson
Title:     Senior Vice President

ABN AMRO CAPITAL USA, LLC
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Beth Johnson
Name: Beth Johnson
Title:     Director

SANTANDER BANK, N.A.
as a Lender

By: /s/ David O’Driscoll
Name: David O’Driscoll
Title: Senior Vice President

By: /s/ Puiki Lok
Name: Puiki Lok
Title:     Vice President

CADENCE BANK, N.A.
as a Lender

By: /s/ William W. Brown
Name: William W. Brown
Title:     Senior Vice President

UMB BANK, N.A.
as a Lender

By: /s/ Jess M. Adams
Name: Jess M. Adams
Title:     Vice President

ZB, N.A. dba Amegy Bank
as a Lender

By: /s/ Jill McSorley
Name: Jill McSorley
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY
as a Lender

By: /s/ Ryan K. Michael
Name: Ryan K. Michael
Title:     Senior Vice President